NUMBER                                                  SHARES
  A


                         COLONIAL DOWNS HOLDINGS, INC.

          INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF VIRGINIA
                              CLASS A COMMON STOCK

                                                  CUSIP 19564H 10 0
                                                SEE REVERSE SIDE FOR
                                        CERTAIN DEFINITIONS OR OTHER LEGENDS


This
Certifies
That


is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK, PAR VALUE $.01 PER SHARE, OF
                         COLONIAL DOWNS HOLDINGS, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are subject to the Laws of the Commonwealth of Virginia, and to the provisions of the Amended and Restated Articles of Incorporation and Amended and Restated By-Laws of the Corporation as stated or hereafter amended. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


[In the printed version the Corporate Seal of Colonial Downs Holdings, Inc. appears here.]


Dated:


SECRETARY                                         CHAIRMAN


COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
                                   TRANSFER AGENT AND REGISTRAR

BY


                                          AUTHORIZED SIGNATURE

                          COLONIAL DOWNS HOLDING, INC.

A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH CLASS OF SHARES AND THE VARIATIONS IN RIGHTS. PREFERENCES AND LIMITATIONS DETERMINED FOR EACH CLASS (AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS OF FUTURE CLASSES OF SHARES THAT THE CORPORATION IS AUTHORIZED TO ISSUE) WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.


The following abbreviations, when used in the inscription on the face of this certificate, shall be constructed as though they were written out in full according to applicable laws and regulations:


  TEN COM  as tenants in common        UNIF GIFT MIN ACT *.......Custodian.....
                                                        (Cust)          (Minor)
  TEN ENT  as tenants by the entireties        under Uniform Transfer to Minors
  JT TEN   as joint tenants with right of
           survivorship and not as tenants      Act.............................
           in common                                           (State)


Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED_______________________HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

                              -------------------------------------------------
                              Please Print or Typewrite Name and Address,
                              including Postal Zip Code Assignee
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

--------------------------------------------------------------------------shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint---------------------------------------------

----------------------------------------------------------------------Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ----------------------------    -----------------------------------------
                                      NOTICE: THE SIGNATURE(S) SHOULD BE
                                      GUARANTEED AND MUST CORRESPOND WITH THE
                                      NAME AS WRITTEN UPON THE FACE OF THIS
In Presence of                        CERTIFICATE IN EVERY PARTICULAR WITHOUT
                                      ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                      WHATEVER.
----------------------------------